UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2025

Solaris Energy Infrastructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9651 Katy Freeway, Suite 300

Houston, Texas 77024

(address of principal executive offices) (zip code)

(281) 501-3070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each Exchange on Which Registered
Class A Common Stock, $0.01 par value	SEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by Solaris Energy Infrastructure, Inc. (the “Company”) on September 17, 2024, as amended on a Form 8-K/A filed with the SEC on November 18, 2024, the Company consummated the acquisition contemplated by the Contribution Agreement, dated July 9, 2024, by and between the Company, Solaris Energy Infrastructure, LLC (f/k/a Solaris Oilfield Infrastructure, LLC), a Delaware limited liability company and a subsidiary of the Company (“Solaris LLC”), John A. Johnson, an individual resident of the State of Florida, John Tuma, an individual resident of the State of Texas, J Turbines, Inc., a Delaware corporation (“J Turbines”) and KTR Management Company, LLC, a Texas limited liability company (“KTR” and together with J Turbines, the “Contributors”), pursuant to which the Contributors agreed to contribute (the “Contribution”) all of the issued and outstanding equity interests of Mobile Energy Rentals, LLC, a Texas limited liability company (“MER”), to Solaris LLC (such transaction, the “MER Acquisition”).

This Current Report on Form 8-K provides a pro forma statement of operations of the Company, as described in Item 9.01 below and which is incorporated into this Item 2.02 by reference, giving effect to the MER Acquisition as if it has been consummated on January 1, 2024. This Current Report on Form 8-K should be read in connection with the Company’s September 17 and November 18 filings referenced above, which together provide a more complete description of the MER Acquisition.

In addition, to the extent required, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

This Current Report on Form 8-K provides a pro forma statement of operations, as described in Item 9.01 below, which is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the MER Acquisition, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2024; and

•	Notes to the Unaudited Pro Forma Combined Statement of Operations.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS ENERGY INFRASTRUCTURE, INC.

Date: April 3, 2025

	By:	/s/ Kyle S. Ramachandran
	Name:	Kyle S. Ramachandran
	Title:	President and Chief Financial Officer

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